SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 15, 2003
                                                        ----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania               000-22537-01              23-2215075
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(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)              Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
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  (Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
                                                          --------------

                                       N/A
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         (Former name or former address, if changed since last report)




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Item 12.  Results of Operations and Financial Condition
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         On October 15, 2003, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter ended September 30, 2003. This press release is furnished in this report, pursuant to this Item 12, as Exhibit 99.


























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PENN BANCSHARES, INC.


                                        By  /s/Wayne R. Weidner
                                            ----------------------------
                                            Name:  Wayne R. Weidner
                                            Title: Chairman, President
                                                   and CEO


Dated:  October 15, 2003













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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number        Description

         99 Press Release dated October 15, 2003, of National Penn Bancshares, Inc. (furnished pursuant to Item 12 hereof).



































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